                                                                 Exhibit 10.74.1
                                                                 ---------------

                              SECURITY AGREEMENT

     THIS SECURITY AGREEMENT, dated as of April 18, 2000 (this "Agreement"), is made by and between SYNBIOTICS CORPORATION, a California corporation ("Synbiotics"), and KIRKEGAARD & PERRY LABORATORIES, INC., a Maryland corporation ("Secured Party").

     WHEREAS, pursuant to an Asset Purchase Agreement of even date herewith, by and between Synbiotics and the Secured Party (the "Purchase Agreement"), Synbiotics has agreed to purchase the Purchased Assets (as defined in the Purchase Agreement) from the Secured Party for a Purchase Price (as defined in the Purchase Agreement), which Purchase Price includes a payment by Borrower to the Secured Party in the aggregate amount of $1,000,000 pursuant to the Note (as defined below);

     WHEREAS, as a condition to the closing under the Purchase Agreement, Synbiotics has agreed to secure the payment and performance of its obligations to the Secured Party pursuant to this Agreement and the Secured Promissory Note, dated of even date herewith, made by the Buyer and payable to the Secured Party in the original principal amount of $1,000,000 (the "Note");

     NOW THEREFORE, in consideration of the foregoing, the covenants and agreements herein contained, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     Section 1.1  Defined Terms. Unless otherwise defined herein, the
                  -------------
capitalized terms used in this Agreement shall have the meanings assigned to such terms as stated below:

          (a) "Affiliate" shall mean, as to any person, any other person that, directly or indirectly, controls, is controlled by or is under common control with such person or is a director or officer of such person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a person means the possession, direct or indirect, of the power to vote 5% or more of the voting stock of such person or to direct or cause the direction of the management and policies of such person, whether through the ownership of voting stock, by contract or otherwise.

          (b) "Collateral" shall mean those assets of the Synbiotics in which the Secured Party shall have a perfected security interest, as described in
Section 2.1 herein.
-----------

          (c)  "Event of Default" shall have the meaning specified in Section
                                                                      -------
4.1 hereof.
---

          (d) "Lien" shall mean and include any lien, mortgage, security interest, pledge, charge, equity, encumbrance or right of any kind whatsoever.

          (e) "Repayment Amount" shall mean the unpaid principal amount of the Note and all other amounts due thereunder.

                                   ARTICLE 2
                               SECURITY INTEREST

     Section 2.1  Security. As security for the prompt and full payment of the
                  --------
Note and the performance by Synbiotics of all other obligations to the Secured Party under the Note and this Agreement, whether now in existence or hereafter created and whether primary, secondary, direct, contingent or otherwise, Synbiotics hereby pledges, assigns and grants to the Secured Party a valid, binding, enforceable, perfected, exclusive continuing first priority security interest in all of Synbiotic's right, title and interest in and to the property of Synbiotics listed on Exhibit A.
                        ---------

          All of the property and interests in property described in Exhibit A
                                                                     ---------
and all other property and interests in personal property which shall, from time to time, secure the Secured Obligations are herein collectively referred to as the "Collateral".

     Section 2.2  Rights of Secured Party. Synbiotics agrees that with respect
                  -----------------------
to the Collateral, the Secured Party shall have all of the rights and remedies of a secured party under any applicable laws.

                                   ARTICLE 3
                           MONITORING OF COLLATERAL

     Section 3.1  Inspection of Records. The Secured Party shall have the
                  ---------------------
right, upon reasonable prior notice to Synbiotics, to call at Synbiotics's places of business during regular business hours, before or after an Event of Default, and without hindrance or delay, to audit, inspect, verify, check and make extracts or photocopies from the records of Synbiotics relating to the Collateral and other data relating to the Collateral.

     Section 3.2  Notice of Events Affecting Collateral. Synbiotics,
                  --------------------------------------
immediately upon learning thereof, shall report to the Secured Party all matters materially affecting the value, enforceability or collectibility of any of the Collateral.

                                   ARTICLE 4
                        EVENTS OF DEFAULT; TERMINATION

     Section 4.1  Events of Default. If any of the following events shall occur
                  -----------------
(each an "Event of Default"), the Secured Party shall be entitled to exercise its rights and remedies under Article 5 of this Agreement:

          (a)  The occurrence of any Event of Default under the Note;

          (b) The occurrence of any event of default by Synbiotics under the Transitional Manufacturing and Supply Agreement of even date herewith, by and between Synbiotics and Secured Party ("Manufacturing Agreement");

          (c) Synbiotics shall fail to make any payments when due as provided for in the Royalty Agreement of even date herewith, between Synbiotics and Secured Party ("Royalty Agreement"), unless otherwise suspended by the term of such agreement;

          (d) Synbiotics shall breach or fail to perform any of the obligations set forth in this Agreement which breach or failure is not cured within 15 calendar days after notice thereof from the Secured Party to Synbiotics;

          (e) Any Lien created on the property encumbered hereby shall cease to be a valid and enforceable perfected first priority security interest in favor of the Secured Party, or Synbiotics shall so assert in writing or any of the Collateral shall be or become subject to any non-statutory Lien that has priority over the Liens granted to the Secured Party hereunder; or

          (f) Any event or condition shall occur and be continuing for more than 15 calendar days which causes, or which permits any lender to Synbiotics, to declare, any material indebtedness of Synbiotics for money borrowed to become due and payable prior to its scheduled maturity date.

     Section 4.2  Termination of Agreement. This Agreement shall be terminated
                  ------------------------
and Synbiotics shall be released from liability hereunder upon the full and final payment to the Secured Party of all amounts owed to the Secured Party (including, but not limited to, the Repayment Amount) and the performance of all other obligations secured hereby.

                                   ARTICLE 5
                 RIGHTS AND REMEDIES UPON AN EVENT OF DEFAULT

     Section 5.1  Secured Party's Specific Rights and Remedies. In addition to
                  --------------------------------------------
all other rights and remedies provided by law or under the Note, the Secured Party, upon the occurrence of any Event of Default, may:

          (a) Foreclose or enforce all or any security interests, liens, assignments, or pledges created by this Agreement or in the Note;

          (b)  File suit against Synbiotics;

          (c) Seek specific performance or injunctive relief to enforce performance of the undertakings, duties and agreements provided herein, whether or not a remedy at law exists or is adequate; and

          (d) Exercise any rights of a secured creditor under the Uniform Commercial Code, as adopted and amended in Maryland, including the right to take possession of the Collateral without the use of judicial process or hearing of any kind.

     Section 5.2  Remedies Cumulative. The rights and remedies provided in this
                  -------------------
Agreement and the Note, or otherwise under applicable laws shall be cumulative and the exercise of any particular right or remedy shall not preclude the exercise of any other rights or remedies in addition to, or as an alternative of, such right or remedy.

     Section 5.3  Obligations Are Unconditional. The payment and performance of
                  -----------------------------
the obligations hereunder or secured hereby shall be the absolute and unconditional duty and obligation of Synbiotics, and, except as otherwise provided for in the Royalty Agreement or the Manufacturing Agreement, shall be independent of any defense or any rights of set-off, recoupment or counterclaim which Synbiotics might otherwise have against the Secured Party, and, except as otherwise provided for in the Royalty Agreement or the Manufacturing Agreement, Synbiotics shall pay absolutely all payments required hereunder, free of any deductions and without abatement, diminution or set-off. Until such time as the obligations hereunder or secured hereby have been fully paid and performed, Synbiotics (a) shall not suspend or discontinue any payments provided for in the Note and except as otherwise provided for in the Royalty Agreement or the Manufacturing Agreement, (b) shall perform and observe all of Synbiotics's obligations contained herein, and (c) shall not terminate or attempt to terminate this Agreement for any cause.

                                   ARTICLE 6
                                 MISCELLANEOUS

     Section 6.1  Exercise of Rights. No failure or delay on the part of the
                  ------------------
Secured Party to exercise any right, power or privilege under this Agreement and no course of dealing between Synbiotics and the Secured Party shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. To the extent permitted by law, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Secured Party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of the other party to any other or further action in any circumstances without notice or demand. In the event that the consent of the Secured Party is required under the terms hereof, it is understood and agreed that except as otherwise provided expressly herein, the determination whether to grant or withhold such consent shall be made solely by the Secured Party in its absolute discretion.

     Section 6.2  Amendment and Waiver. This Agreement may not be amended,
                  --------------------
waived, supplemented, restated, or otherwise modified without the prior consent of Synbiotics and the Secured Party.

     Section 6.3  Indemnification.
                  ---------------

          (a) Synbiotics agrees to pay, and to hold the Secured Party harmless from all liability for, any stamp taxes imposed by future changes in law (including interest, penalties and fees) which may be payable in connection with this Agreement or any modification of any of the foregoing.

          (b) Synbiotics shall (i) indemnify and hold harmless the Secured Party and its directors, officers, employees and Affiliates from and against all losses, claims, damages, expenses or liabilities to which the Secured Party or such director, officer, employee or Affiliate may become subject insofar as such losses, claims, damages, expenses or liabilities (or actions, suits or proceedings including any inquiry or investigation or claims in respect thereof) are caused by or result from any errors or omissions of Borrower under this Agreement and (ii) reimburse the Secured Party and its directors, officers, employees or Affiliates, upon their demand, for any reasonable legal or other expenses incurred in connection with investigating, preparing to defend or defending any such loss, claim, damage, liability, action or claim; provided,
                                                                    --------
however, that Synbiotics shall not be required to indemnify the Secured Party
-------
for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by the willful misconduct or gross negligence of such person or entity. If any action is brought against the Secured Party or any other person indemnified or intended to be indemnified pursuant to this

Section 6.3(b), Synbiotics shall, if requested by the Secured Party or any such
--------------
indemnified person, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel reasonably satisfactory to the person or persons indemnified or intended to be indemnified. Each indemnified person shall, unless the Secured Party or other indemnified person has made the request described in the preceding sentence and such request has been complied with, have the right to employ its own counsel (or staff counsel) to investigate and control the defense of any other matter covered by such indemnity and the reasonable fees and expenses of such counsel shall be at the expense of Synbiotics.

          (c)  All obligations provided for in Sections 6.3(a) and (b) herein
                                               -----------------------
shall survive any termination of this Agreement.

     Section 6.4  Successors and Assigns. This Agreement shall bind, and the
                  ----------------------
benefits hereof shall inure to, Synbiotics and the Secured Party and their respective successors and assigns; provided that neither may transfer or assign
                                   --------
any or all of its rights and obligations hereunder without the prior written consent of the other party.

     Section 6.5  Notices, Requests, Demands. Except where telephonic
                  --------------------------
instruction or notices are expressly authorized herein to be given, all notices, demands, instructions, requests, consents and other communications required or permitted to be given to or made upon any party hereto shall be given in accordance with Section 11.5 of the Purchase Agreement.
                ------------

     Section 6.6  Counterparts:  Description Headings.
                  -----------------------------------

          (a) This Agreement may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

          (b) The descriptive headings of the various sections of this Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     Section 6.7  Governing Law. This Agreement and the rights and obligations
                  -------------
of the parties under this Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Maryland without reference to its conflict of laws provisions.

     Section 6.8  Jurisdiction, Waiver of Jury and Bond. Each of Synbiotics and
                  -------------------------------------
the Secured Party hereby irrevocably waives trial by jury in any action or proceeding of any kind or nature in any court in which an action may be commenced arising out of this Agreement or the Note or any of the transactions contemplated herein and therein or any assignment thereof. Each of the Secured Party and Borrower hereby agrees that the United States District Court for the District of Maryland or, at the option of the Secured Party, any court in which the Secured Party shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy, shall have jurisdiction to hear and determine any claims or disputes between Synbiotics and the Secured Party, pertaining directly or indirectly to this Agreement, the Note or any of the transactions contemplated herein and therein. Synbiotics expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced in such courts, hereby waiving personal service of the summons and complaint, or other process or papers issued therein, and agrees that service of such summons and complaint, or other process or papers may be made by mail or messenger directed to it at the address set forth in Section 11.5 of the
                                                     ------------
Purchase Agreement and that service so made shall be deemed to be completed upon the earlier of actual receipt of five (5) days after the same shall have been posted to Synbiotics's address. The Secured Party and Synbiotics acknowledge that the time and expense required for trial by jury exceed the time and expense required for a bench trial and hereby waive, to the extent permitted by law, trial by jury, and waive any bond or surety or security upon such bond which might, but for this waiver, be required of the Secured Party. Nothing contained in this Section 6.8 shall affect the right of the Secured Party to serve legal
        -----------
process in any other manner permitted by law or affect the right of the Secured Party to bring any action or proceeding against Synbiotics or its property in the courts of any other jurisdiction to the extent necessary to enforce its liens against property located in such jurisdictions. Synbiotics waives any right it may have to claim or recover in any litigation referred to above any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.

     Section 6.9  Severability. In the event any provision of this Agreement
                  ------------
shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof or thereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by the Secured Party hereunder is unavailable or unenforceable shall not affect in any way the ability of the Secure Party to pursue any other remedy available to it.

     Section 6.10  Entire Agreement. This Agreement completely sets forth the
                   ----------------
agreements between the parties and fully supersedes all prior agreements, both written and oral, relating to all matters set forth herein.


                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered in its name and on its behalf as of the date first above written.


                                    SECURED PARTY:

                                    KIRKEGAARD & PERRY LABORATORIES, INC.

                                    By: /s/ Albert Perry
                                        ----------------
                                    Name: Albert Perry
                                    Title: President


                                    SYNBIOTICS:


                                    SYNBIOTICS CORPORATION


                                    By: /s/ Michael Green
                                        -----------------
                                    Name: Michael Green
                                    Title: Vice President - Finance

                                   EXHIBIT A

          The Collateral includes all of Debtor's right, title, and interest in and to the personal properties, assets, goodwill and rights of Debtor set forth on this Exhibit A that have been sold, assigned, or otherwise transferred to the
        ---------
Debtor by the Secured Party pursuant to the Asset Purchase Agreement, dated as of April 18, 2000, between Debtor and Secured Party (the "Purchase Agreement") and are owned by, or licensed to, the Debtor as of the date hereof including:

          (a) Dynex Plate Making/Casting machine, Serial Number 1023, together with all parts, alterations, attachments, additions, accessions, improvements, substitutions, replacements and accessions thereto;

          (b) copies of all books, customer lists and records, inspection records, distributor lists and records, research records relating to poultry and turkey products and other business records pertaining to Debtor's poultry diagnostic business and the Purchased Assets (as defined in the Purchase Agreement);

          (c) to the extent assignable, all contracts, and all rights of the Debtor, whether now existing or hereafter arising, thereunder, including the benefit of all deposits given by the Debtor pursuant thereto, relating to the Debtor's poultry diagnostic business, set forth in Schedule 1 to this Exhibit A;
                                                                      ---------

          (d) all of the Debtor's supplies, raw-materials, works in process, finished goods and materials used or consumed in the Debtor's poultry diagnostic business existing on the date hereof and all returned reclaimed or repossess goods, replacements and substitutions thereof;

          (e) all rights, title and interests in and to all products relating to the Debtor's poultry diagnostic business currently in development as of the date hereof;

          (f) all rights to the trademark "PROFLOK", and the goodwill of the Debtor's poultry diagnostic business symbolized by such trademark name, including all United States Federal and state and all foreign registrations, extensions, renewals, applications for registrations of such or rights to register the same worldwide, used in connection with Debtor's poultry diagnostic business, set forth on Schedule 2, all licenses or consents to use with respect thereto, and any and all rights of enforcement with respect to the foregoing, including all rights worldwide to sue for the infringement or unauthorized use thereof (whether past, present or future) and the recovery of damages or royalties related thereto;

          (g) all technical information used in the Debtor's poultry diagnostic business (including, for example, invention disclosures, trade secrets and know-how, assemblies and detail drawings, design manufacturing and assembling techniques and methods, design information, parts list, databases, computer software and documentation, source code listings, mask works, technical data, user, operation and maintenance manuals, servicing and installation instructions relating to manufacturing processes and apperati, design and production processes, test and inspection techniques and procedures, material handling techniques, inspection methods and standards used in the Debtor's poultry diagnostic business) and set forth in the Outlines of Production contained in Exhibit B to the Transitional Manufacturing and Supply Agreement of even date herewith, between Debtor and Secured Party, and all trade secret rights arising under the common law, state or federal law or the laws of any foreign country, and the unencumbered right to exercise all such rights in all media and by any manner and means now known or hereafter devised, and any and all rights to register, patent or secure protection of such, and all rights of action and claims for damages and benefits arising from past, present and future infringements of such trade secret rights together with the right to sue for and in the name of the Debtor and to collect the same for the Debtor's use;

          (h) all right, title and interest in and to the ProFILE software licensed to the Debtor pursuant to the Consulting Services Agreement, dated July 19, 1997 between Secured Party and Innov Corporation, as assigned to Debtor (the "Innov Agreement");

          (i) all marketing literature relating to Debtor's poultry diagnostic business in Debtor's possession on the date hereof;

          (j) all accessions to, substitutions for and all replacements, products and proceeds of the foregoing including, without limitation, proceeds of insurance policies insuring the Collateral.

                                  Schedule 1
                                  ----------

(1)  Distributor Agreements

(a) Written distributor agreements between the Debtor and each of the following:


 (i)       Agricultural Development;
 (ii)      AgroBio Tek Laboratorios;
 (iii)     Avenida & Associates Inc.;
 (iv)      Bio Diagnostics SND. BHD.;
 (v)       BTI;
 (vi)      Chem-East;
 (vii)     Egytech;
 (viii)    FELCO;
 (ix)      Golbid Co. Ltd.;
 (x)       Hester Pharmaceuticals;
 (xi)      Intertech (formerly Biovida);
 (xii)     La Ensenada;
 (xiii)    LSI;
 (xiv)     Maya Laboratuar, Ltd.;
 (xv)      Merial (formerly ISBI);
 (xvi)     Modern Agropharmaceuticals Est.;
 (xvii)    Nippon Biological;
 (xviii)   Seravian, S. L.;
 (xix)     Tseng Hsiang Life Sciences;
 (xx)      Ward Medic Limited; and
 (xxi)     Veterquimica;


(b) Written distributor arrangements (if any) between the Debtor and each of the following:

 (i)       Bio-Mediq DPC;
 (ii)      Carval De Colombia;
 (iii)     Fort Dodge Animal Health;
 (iv)      Korman Biotech (terminated);
 (v)       Productos Quimicos Magiar SA;
 (vi)      PT Satwa Jawa Jaya; and
 (vii)     Rhenium Ltd.

     (2)       License Agreements between the Debtor and each of the following:

-------------------------------------------------------------------------------------------------------
                    Licensor                                  Subject Matter of License
-------------------------------------------------------------------------------------------------------
Univ. of Maryland                                 IBDV e/Del Recombinant C12
-------------------------------------------------------------------------------------------------------
Univ. of Maryland                                 CAV - Monoclone, R25 Cell Line, R63 and mab 8
-------------------------------------------------------------------------------------------------------
Univ. of Maryland                                 R63  and mab 8
-------------------------------------------------------------------------------------------------------
Univ. of Maryland                                 Influenza Group A Specific Monoclonal Antibodies:
                                                  LS-98-070
-------------------------------------------------------------------------------------------------------
USDA                                              Avian Leukosis Virus Subgroup J Envelope Gene
-------------------------------------------------------------------------------------------------------
Veterinary Infectious Disease Organization        Hybridoma Cell Line (15 G 4)
-------------------------------------------------------------------------------------------------------

     (3)       Innov Agreement.

                                   Schedule 2
                                   ----------

                                   Trademarks



     Country        Registration No.        Effective Date     Expiration Date
     -------        ----------------

United States        No. 1,561,761           10/24/1989         10/24/2009

France               No. 1,148,880            3/16/1989          3/16/2009

Benelux               No. 462,552             3/11/1999          4/18/2009

United Kingdom        No 1,368,834           12/12/1995         12/12/2005

Portugal              No. 255,395            10/20/1992         10/20/2002

Spain                No. 1,315,229             6/5/1991           6/5/2011